Summary of Consideration Paid For Acquisition and Amounts of Estimated Fair Value of Assets Acquired and Liabilities Assumed (Detail) (USD $) In Thousands, unless otherwise specified	0 Months Ended
	Oct. 18, 2013	Dec. 31, 2012	Dec. 31, 2011
Identifiable assets acquired and liabilities assumed:
Goodwill		$ 16,934	$ 28,437
FingerRockz
Consideration and noncontrolling interest:
The consideration transferred	510
The fair value of noncontrolling interest in FingerRockz	478
Business Combination Consideration Transferred Including Noncontrolling Interest	988
Identifiable assets acquired and liabilities assumed:
Cash, receivables and other current assets	585
Intangible assets	67
Payables and other current liabilities	(160)
Net	492
Goodwill	496
Business Combination, Recognized Identifiable Assets Acquired, Goodwill, and Liabilities Assumed, Net, Total	$ 988